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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                                 April 28, 1999
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                        (Date of earliest event reported)


                           BA Merchant Services, Inc.
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             (Exact name of registrant as specified in its charter)


                                          Delaware
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                       (State or other jurisdiction of incorporation)


        1-12365                                             94-3252840
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(Commission File Number)                      (IRS Employer Identification No.)


           One South Van Ness Avenue, San Francisco, California 94103
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(Address of principal executive offices)                              (Zip Code)


                                 (415) 241-3390
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              (Registrant's telephone number, including area code)


                                 Not Applicable
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          (Former name or former address, if changed since last report)


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Item 5. Other Events.

        On December 22, 1998, BankAmerica Corporation ("BankAmerica") and the Issuer announced the signing of a definitive merger agreement, pursuant to which a merger involving the Issuer would occur (the "Merger") in which each outstanding share of the Issuer's common stock other than the shares owned by BankAmerica and its affiliates would be converted into the right to receive a cash payment equal to $20.50 per share, without interest.

        The Merger was approved by the Board of Directors of BankAmerica and a merger subsidiary thereof and by the Board of Directors of the Issuer. The Board of Directors of the Issuer took such action in accordance with the recommendation of a Special Committee of such Board, which consisted of Messrs. Donald R. Dixon, William E. Fisher and Hatim Tyabji, members of the Board of Directors of the Issuer who are independent of BankAmerica and its affiliates (the "Special Committee"). The Special Committee was established to review and evaluate the advisability of a previous proposal made by BankAmerica on October 22, 1998 and was advised by an independent financial advisor, Credit Suisse First Boston Corporation, and independent legal counsel.

        On April 28, 1999, at a special meeting of the stockholders of the Issuer, the Merger was approved by the affirmative vote of a majority of the outstanding shares of Class A Common Stock and Class B Common Stock, voting as a single class. Consummation of the Merger occurred effective as of 5:01 p.m. (Pacific Time) on April 28, 1999. As a result of the consummation of the Merger, the Issuer has become a wholly owned subsidiary of Bank of America National Trust and Savings Association.

        Attached as Exhibit 99.1, and incorporated herein by this reference, is a copy of a joint press release of the Issuer and BankAmerica dated April 28, 1999 entitled "BA Merchant Services, Inc. Stockholders Approve Merger with Bank of America."

Item 7. Financial Statements and Exhibits.

        (a)    Financial statements of businesses acquired:
                      None.

        (b)    Pro forma financial information:
                      None.

        (c)    Exhibits:

               99.1 Press Release dated April 28, 1999.



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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      BA MERCHANT SERVICES, INC.


                                      By         /s/ Sharif M. Bayyari
                                          --------------------------------------
                                                      Sharif M. Bayyari
                                           President and Chief Executive Officer


Date:  April 28, 1999.



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                                  EXHIBIT INDEX


Exhibit No.           Description
-----------           -----------
   99.1               Press Release dated April 28, 1999.




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